COMPUTATIONAL MATERIALS DISCLAIMER

By entering into a transaction with Credit Suisse First Boston LLC (“CSFB”), you acknowledge that you have read and understood the following terms: CSFB is acting solely as an arm’s length contractual counterparty and not as your financial adviser or fiduciary unless it has agreed to so act in writing. Before entering into any transaction you should ensure that you fully understand its potential risks and rewards and independently determine that it is appropriate for you given your objectives, experience, financial and operational resources, and other relevant circumstances. You should consult with such advisers, as you deem necessary to assist you in making these determinations. You should also understand that CSFB or its affiliates may provide banking, credit and other financial services to any company or issuer of securities or financial instruments referred to herein, underwrite, make a market in, have positions in, or otherwise buy and sell securities or financial instruments which may be identical or economically similar to any transaction entered into with you. If we make a market in any security or financial instrument, it should not be assumed that we will continue to do so.  Any indicative terms provided to you are provided for your information and do not constitute an offer, a solicitation of an offer, or any advice or recommendation to conclude any transaction (whether on the indicative terms or otherwise). Any indicative price quotations, disclosure materials or analyses provided to you have been prepared on assumptions and parameters that reflect good faith determinations by us or that have been expressly specified by you and do not constitute advice by us. The assumptions and parameters used are not the only ones that might reasonably have been selected and therefore no guarantee is given as to the accuracy, completeness, or reasonableness of any such quotations, disclosure or analyses. No representation or warranty is made that any indicative performance or return indicated will be achieved in the future. None of the employees or agents of CSFB or its affiliates is authorized to amend or supplement the terms of this notice, other than in the form of a written instrument, duly executed by an appropriately authorized signatory and countersigned by you.

Attached is a term sheet describing the structure, collateral pool and certain aspects of the Certificates.  The term sheet has been prepared by CSFB for informational purposes only and is subject to modification or change.  The information and assumptions contained therein are preliminary and will be superseded by a prospectus and prospectus supplement and by any other additional information subsequently filed with the Securities and Exchange Commission or incorporated by reference in the Registration Statement.

Neither Credit Suisse First Boston LLC nor any of its respective affiliates makes any representation as to the accuracy or completeness of any of the information set forth in the attached Term Sheet.

A Registration Statement (including a prospectus) relating to the Certificates has been filed with the Securities and Exchange Commission and declared effective. The final Prospectus and Prospectus Supplement relating to the securities will be filed with the Securities and Exchange Commission after the securities have been priced and all of the terms and information are finalized.  This communication is not an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Interested persons are referred to the final Prospectus and Prospectus Supplement to which the securities relate.  Any investment decision should be based only upon the information in the final Prospectus and Prospectus Supplement as of their publication dates.

Please contact the CSFB Syndicate Desk at 212-325-8549 for additional information.

Subject to Revision
Term Sheet dated January 5, 2004

$950,000,000
(Approximate)
CENTEX HOME EQUITY LOAN TRUST 2004-A
Centex Home Equity Loan Asset-Backed Certificates, Series 2004-A
Centex Home Equity Company, LLC
Originator and Servicer
CHEC Funding, LLC
Depositor

The certificates described herein (the "Certificates") are asset-backed securities to be issued by the Centex Home Equity Loan Trust 2004-A (the "Trust").  The sole source of payments on the Certificates will be the property of the Trust, which will include closed-end fixed rate and adjustable rate home equity loans (the "Home Equity Loans").  The Certificates will represent interests in the Trust only and will not be guaranteed by or represent interests in or obligations of Centex Home Equity Company, LLC or any of its affiliates.

This Term Sheet contains structural and collateral information and certain statistical analyses with respect to the Certificates and the Trust.  The information contained in this Term Sheet is preliminary, limited in nature and may be changed.  All the information in this Term Sheet will be superseded in its entirety by the information appearing in the prospectus supplement and prospectus relating to the offering of the Certificates.  The information contained herein addresses only certain limited aspects of the Certificates' characteristics, and does not purport to provide a complete assessment thereof.  As such, the information may not reflect the impact of all structural characteristics of the Certificates or any changes made to the structure of the Certificates after the date hereof.  Additional information will be contained in the prospectus supplement and prospectus.  Prospective purchasers are urged to read the prospectus supplement and prospectus carefully.  Both documents will contain information a prospective purchaser should consider when making an investment decision.

Although a registration statement (including a prospectus and a form of prospectus supplement) relating to the securities described herein has been filed with the Securities and Exchange Commission and is effective, as of the date of this Term Sheet the actual prospectus supplement relating to the Certificates has not been filed with the Securities and Exchange Commission.  Sales of the Certificates may not be consummated unless the purchaser has received both the prospectus supplement and the prospectus.  This Term Sheet shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the Certificates in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the applicable laws of any such state or other jurisdiction.

Neither the Securities and Exchange Commission nor any state securities commission has approved of the Certificates or determined if this Term Sheet is accurate or complete. Any representation to the contrary is a criminal offense.

CREDIT SUISSE FIRST BOSTON
BANC OF AMERICA SECURITIES LLC
CITIGROUP
RBS GREENWICH CAPITAL

AGGREGATE HOME EQUITY LOANS
The following summary information with respect to the Aggregate Home Equity Loans is as of the Statistical Calculation Date:
	Summary Statistics	Range (if appropriate)

Avg. Outstanding Principal Balance	$109,520.77	$4,943.62 to $812,565.41

Wtd. Avg. Coupon Rate (approximate)	7.744%	4.750% to 14.250%

Wtd. Avg. Original Combined Loan-to-Value Ratio (approximate)	79.80%	7.78% to 100.00%

Wtd. Avg. Original Term to Maturity (approximate)	344	60 to 360

Wtd. Avg. Remaining Term to Maturity (approximate)	342	57 to 360

Wtd. Avg. Original Credit Score (approximate)(1)	601	441 to 807

Maximum Seasoning	25

Ratio of First to Second Liens	96.88% / 3.12%

Outstanding Principal Balance of Loans Secured by First Liens

Two- to Four-Family Properties	$5,471,141.80

All Other Properties	$865,304,800.59

Outstanding Principal Balance of Loans Secured by Second Liens

Two- to Four-Family Properties	$34,960.10
All Other Properties	$28,026,097.42

Balloon Loans (as a percent of the aggregate outstanding loan balance)	0.30%

————————— (1) Excludes 6 Home Equity Loans for which a credit score is not available.

The tables set forth below contain approximate statistical information as of the Statistical Calculation Date regarding the Aggregate Home Equity Loans.  The sum of the percentage columns in the following tables may not equal 100% due to rounding.

GEOGRAPHICAL DISTRIBUTION OF MORTGAGED PROPERTIES
OF AGGREGATE HOME EQUITY LOANS (1)

State	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
Arizona	168	$18,748,179.94	2.09%
Arkansas	64	5,028,118.47	0.56
California	821	148,832,586.32	16.56
Colorado	144	23,246,453.54	2.59
Connecticut	96	14,605,694.41	1.62
Delaware	43	4,887,191.82	0.54
Florida	566	60,116,495.23	6.69
Georgia	389	42,084,239.91	4.68
Idaho	41	3,574,617.53	0.40
Illinois	92	8,718,370.03	0.97
Indiana	217	18,946,910.94	2.11
Iowa	96	6,715,499.34	0.75
Kansas	61	5,230,913.12	0.58
Kentucky	92	8,012,682.83	0.89
Louisiana	240	18,829,027.85	2.09
Maine	62	6,784,394.71	0.75
Maryland	126	15,256,930.68	1.70
Massachusetts	168	27,988,922.31	3.11
Michigan	243	24,030,530.55	2.67
Minnesota	62	7,642,744.58	0.85
Mississippi	151	11,534,986.95	1.28
Missouri	209	18,541,478.81	2.06
Montana	18	1,384,330.78	0.15
Nebraska	33	2,661,965.35	0.30
Nevada	55	7,347,223.97	0.82
New Hampshire	58	7,288,659.08	0.81
New Jersey	196	28,855,724.86	3.21
New Mexico	59	4,919,373.15	0.55
New York	287	34,515,875.70	3.84
North Carolina	248	24,234,803.93	2.70
North Dakota	3	181,383.80	0.02
Ohio	370	38,862,713.81	4.32
Oklahoma	119	7,633,343.11	0.85
Oregon	47	5,058,709.20	0.56
Pennsylvania	394	39,293,719.15	4.37
Rhode Island	31	3,888,228.62	0.43
South Carolina	80	6,319,664.62	0.70
South Dakota	4	280,722.02	0.03
Tennessee	238	20,720,126.36	2.31
Texas	1,237	96,573,379.46	10.74
Utah	23	2,857,810.76	0.32
Vermont	8	818,823.62	0.09
Virginia	210	26,712,190.68	2.97
Washington	161	21,877,752.61	2.43
West Virginia	22	1,800,916.29	0.20
Wisconsin	143	14,379,179.06	1.60
Wyoming	12	1,013,410.05	0.11
Total:	8,207	$898,836,999.91	100.00%

—————————

(1)

Determined by property address designated as such in the related mortgage.

ORIGINAL COMBINED LOAN-TO-VALUE RATIOS
OF AGGREGATE HOME EQUITY LOANS (1)

Range of Original Combined Loan-to-Value Ratios (%)	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
7.78 - 10.00	1	$34,968.83	0.00%
10.01 - 15.00	6	260,219.42	0.03
15.01 - 20.00	13	744,931.19	0.08
20.01 - 25.00	34	1,962,367.85	0.22
25.01 - 30.00	55	3,329,721.76	0.37
30.01 - 35.00	61	3,621,683.56	0.40
35.01 - 40.00	81	5,736,665.49	0.64
40.01 - 45.00	107	6,824,085.24	0.76
45.01 - 50.00	167	11,836,072.26	1.32
50.01 - 55.00	175	13,767,775.59	1.53
55.01 - 60.00	266	22,204,658.48	2.47
60.01 - 65.00	352	32,695,065.73	3.64
65.01 - 70.00	522	47,832,200.51	5.32
70.01 - 75.00	751	79,038,009.18	8.79
75.01 - 80.00	1,683	190,067,876.15	21.15
80.01 - 85.00	1,160	135,583,931.91	15.08
85.01 - 90.00	1,863	243,546,523.62	27.10
90.01 - 95.00	609	81,525,432.84	9.07
95.01 - 100.00	301	18,224,810.30	2.03
Total:	8,207	$898,836,999.91	100.00%

—————————

(1)

As of the Statistical Calculation Date, the weighted average Original Combined Loan-to-Value Ratio of the Aggregate Home Equity Loans is approximately 79.80%.

COUPON RATES OF AGGREGATE HOME EQUITY LOANS (1)

Range of Coupon Rates (%)	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
4.750 - 5.000	10	$873,194.33	0.10%
5.001 - 5.500	135	27,015,276.89	3.01
5.501 - 6.000	453	74,920,289.59	8.34
6.001 - 6.500	733	107,642,846.29	11.98
6.501 - 7.000	1,067	145,036,524.65	16.14
7.001 - 7.500	825	101,095,133.85	11.25
7.501 - 8.000	1,160	130,959,090.28	14.57
8.001 - 8.500	709	73,449,079.98	8.17
8.501 - 9.000	871	85,498,878.22	9.51
9.001 - 9.500	464	39,492,465.07	4.39
9.501 - 10.000	627	47,597,185.75	5.30
10.001 - 10.500	324	22,453,793.63	2.50
10.501 - 11.000	323	18,410,817.04	2.05
11.001 - 11.500	181	9,366,703.02	1.04
11.501 - 12.000	178	8,990,653.18	1.00
12.001 - 12.500	73	3,437,413.94	0.38
12.501 - 13.000	51	1,851,460.27	0.21
13.001 - 13.500	18	598,301.35	0.07
13.501 - 14.000	3	95,629.68	0.01
14.001 - 14.250	2	52,262.90	0.01
Total	8,207	$898,836,999.91	100.00%

—————————

(1)

As of the Statistical Calculation Date, the weighted average Coupon Rate of the Aggregate Home Equity Loans is approximately 7.744%.

LOAN BALANCES OF AGGREGATE HOME EQUITY LOANS (1)

Range of Loan Balances ($)	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
4,944 - 5,000	4	$19,882.50	0.00%
5,001 - 10,000	14	100,061.97	0.01
10,001 - 15,000	29	379,524.85	0.04
15,001 - 20,000	40	694,133.66	0.08
20,001 - 25,000	72	1,715,171.96	0.19
25,001 - 30,000	66	1,852,955.38	0.21
30,001 - 35,000	379	13,096,278.82	1.46
35,001 - 40,000	311	11,858,682.66	1.32
40,001 - 45,000	338	14,511,725.06	1.61
45,001 - 50,000	362	17,457,526.27	1.94
50,001 - 55,000	354	18,718,874.58	2.08
55,001 - 60,000	403	23,252,513.24	2.59
60,001 - 65,000	359	22,527,531.12	2.51
65,001 - 70,000	342	23,135,012.18	2.57
70,001 - 75,000	320	23,236,422.25	2.59
75,001 - 80,000	325	25,234,677.08	2.81
80,001 - 85,000	292	24,117,593.43	2.68
85,001 - 90,000	289	25,367,976.05	2.82
90,001 - 95,000	220	20,340,134.12	2.26
95,001 - 100,000	273	26,707,542.76	2.97
100,001 - 105,000	203	20,848,663.50	2.32
105,001 - 110,000	216	23,222,800.71	2.58
110,001 - 115,000	208	23,413,672.71	2.60
115,001 - 120,000	202	23,738,644.61	2.64
120,001 - 125,000	170	20,854,434.63	2.32
125,001 - 130,000	147	18,770,516.89	2.09
130,001 - 135,000	152	20,150,382.07	2.24
135,001 - 140,000	132	18,168,150.40	2.02
140,001 - 145,000	123	17,533,134.28	1.95
145,001 - 150,000	133	19,662,044.58	2.19
150,001 - 200,000	797	137,267,940.38	15.27
200,001 - 250,000	432	96,286,364.89	10.71
250,001 - 300,000	242	65,905,298.15	7.33
300,001 - 350,000	140	45,426,440.78	5.05
350,001 - 400,000	53	19,976,455.94	2.22
400,001 - 450,000	21	8,994,773.88	1.00
450,001 - 500,000	18	8,636,808.54	0.96
500,001 - 550,000	10	5,231,173.36	0.58
550,001 - 600,000	7	4,000,780.64	0.45
600,001 - 650,000	2	1,238,153.41	0.14
650,001 - 700,000	1	682,865.74	0.08
700,001 - 750,000	4	2,919,185.21	0.32
750,001 - 800,000	1	771,529.26	0.09
800,001 - 812,565	1	812,565.41	0.09
Total:	8,207	$898,836,999.91	100.00%

—————————

(1)

As of the Statistical Calculation Date, the average outstanding Loan Balance of the Aggregate Home Equity Loans is approximately $109,520.77.

TYPES OF MORTGAGED PROPERTIES OF AGGREGATE HOME EQUITY LOANS

Property Type	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
Single Family	7,213	$776,410,241.67	86.38%
PUD	574	79,394,845.87	8.83
Condominium	189	20,723,130.95	2.31
Townhouse	104	10,839,918.49	1.21
Manufactured Housing	80	5,962,761.03	0.66
Two- to Four-Family	47	5,506,101.90	0.61
Total:	8,207	$898,836,999.91	100.00%

ORIGINAL TERMS TO MATURITY OF AGGREGATE HOME EQUITY LOANS (1)

Range of Original Terms to Maturity (months)	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
60	8	$422,264.92	0.05%
61 - 120	155	7,772,221.63	0.86
121 - 180	683	42,489,165.61	4.73
181 - 240	666	39,133,737.22	4.35
241 - 300	40	3,710,330.43	0.41
301 - 360	6,655	805,309,280.10	89.59
Total:	8,207	$898,836,999.91	100.00%

—————————

(1)

As of the Statistical Calculation Date, the weighted average Original Term to Maturity of the Aggregate Home Equity Loans is approximately 344 months.

REMAINING TERMS TO MATURITY OF AGGREGATE HOME EQUITY LOANS (1)

Range of Remaining Terms to Maturity (months)	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
57	8	$422,264.92	0.05%
61 - 120	157	7,857,570.55	0.87
121 - 180	687	42,652,716.78	4.75
181 - 240	660	38,884,837.13	4.33
241 - 300	40	3,710,330.43	0.41
301 - 360	6,655	805,309,280.10	89.59
Total:	8,207	$898,836,999.91	100.00%

—————————

(1)

As of the Statistical Calculation Date, the weighted average Remaining Term to Maturity of the Aggregate Home Equity Loans is approximately 342 months.

SEASONING OF AGGREGATE HOME EQUITY LOANS (1)

Range of Seasoning (months)	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
0	199	$23,872,567.22	2.66%
1 - 12	8,003	874,691,929.15	97.31
13 - 24	4	220,226.18	0.02
25	1	52,277.36	0.01
Total:	8,207	$898,836,999.91	100.00%

—————————

(1)

As of the Statistical Calculation Date, the weighted average Seasoning of the Aggregate Home Equity Loans is approximately 2 months.

OCCUPANCY STATUS OF AGGREGATE HOME EQUITY LOANS

Occupancy Status	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
Primary Home	8,049	$888,044,027.28	98.80%
Second Home	48	2,911,493.97	0.32
Investment Property	110	7,881,478.66	0.88
Total:	8,207	$898,836,999.91	100.00%

LIEN POSITIONS OF AGGREGATE HOME EQUITY LOANS

Lien Position	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
First Lien	7,510	$870,775,942.39	96.88%
Second Lien	697	28,061,057.52	3.12
Total:	8,207	$898,836,999.91	100.00%

DOCUMENTATION TYPES OF AGGREGATE HOME EQUITY LOANS

Documentation Type	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
Full Documentation	7,287	$781,528,713.60	86.95%
Stated Income	670	83,732,626.68	9.32
Limited Documentation	250	33,575,659.63	3.74
Total:	8,207	$898,836,999.91	100.00%

CREDIT GRADES OF AGGREGATE HOME EQUITY LOANS

Credit Grade	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
A+	970	$107,953,016.48	12.01%
A-1	3,477	414,860,121.27	46.16
A-2	2,312	248,897,643.92	27.69
B	464	42,066,833.36	4.68
C-1	685	58,880,687.66	6.55
C-2	230	20,782,366.94	2.31
D	69	5,396,330.28	0.60
Total:	8,207	$898,836,999.91	100.00%

ORIGINAL CREDIT SCORES OF AGGREGATE HOME EQUITY LOANS (1)

Range of Original Credit Scores (2)	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
Not Available(3)	6	$347,548.29	0.04%
441 - 450	3	157,758.47	0.02
451 - 475	11	744,170.49	0.08
476 - 500	49	3,539,045.29	0.39
501 - 525	510	45,903,220.47	5.11
526 - 550	1,237	132,393,309.94	14.73
551 - 575	1,266	135,853,970.40	15.11
576 - 600	1,267	140,798,019.17	15.66
601 - 625	1,382	155,217,217.88	17.27
626 - 650	1,090	128,593,620.26	14.31
651 - 675	674	73,628,663.92	8.19
676 - 700	361	41,529,800.98	4.62
701 - 725	165	20,483,597.80	2.28
726 - 750	91	10,221,143.17	1.14
751 - 775	64	5,997,966.09	0.67
776 - 800	30	3,387,470.47	0.38
801 - 807	1	40,476.82	0.00
Total:	8,207	$898,836,999.91	100.00%

—————————

(1)

As of the Statistical Calculation Date, the weighted average Original Credit Score of the Aggregate Home Equity Loans (excluding Home Equity Loans for which a credit score is not available) is approximately 601.

(2)

The statistical credit score based on the borrower's historical credit data obtained by the originator of the Home Equity Loan through one or more of the three major credit bureaus in connection with the origination of the Home Equity Loan.

(3)

Home Equity Loans indicated as having a credit score that is "not available" consist of Home Equity Loans where no credit score can be obtained for the related borrower.

SECOND MORTGAGE RATIOS OF AGGREGATE HOME EQUITY LOANS (1)

Range of Second Mortgage Ratios (%)	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
0	7,510	$870,775,942.39	96.88%
5.01 - 10.00	98	1,964,205.70	0.22
10.01 - 15.00	100	3,480,029.23	0.39
15.01 - 20.00	231	8,553,536.40	0.95
20.01 - 25.00	95	4,403,191.41	0.49
25.01 - 30.00	62	3,307,933.93	0.37
30.01 - 35.00	29	1,233,912.50	0.14
35.01 - 40.00	31	1,598,854.32	0.18
40.01 - 45.00	19	1,159,632.32	0.13
45.01 - 50.00	12	949,814.28	0.11
50.01 - 55.00	4	243,036.00	0.03
55.01 - 60.00	6	309,816.20	0.03
60.01 - 65.00	6	519,532.53	0.06
65.01 - 70.00	1	43,883.48	0.00
70.01 - 75.00	1	174,763.90	0.02
85.01 - 85.74	2	118,915.32	0.01
Total:	8,207	$898,836,999.91	100.00%

—————————

(1)

Applies only to Home Equity Loans in the second lien position. The Second Mortgage Ratios shown above are equal to, with respect to each Home Equity Loan in the second lien position, the original principal balance of the Home Equity Loan at the date of origination divided by the sum of (a) the original principal balance of the Home Equity Loan at the date of origination and (b) the remaining principal balance of the senior lien on the related mortgaged property at the date of origination of the Home Equity Loan.

PRODUCT TYPES OF AGGREGATE HOME EQUITY LOANS

Product Type	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
Fixed Rate	3,898	$342,540,845.48	38.11%
Fixed Rate Balloon	50	2,705,848.24	0.30
6 Month ARM	70	8,622,729.62	0.96
5/25 ARM	19	2,519,190.23	0.28
2/28 ARM	3,540	454,505,133.24	50.57
3/27 ARM	630	87,943,253.10	9.78
Total:	8,207	$898,836,999.91	100.00%

PREPAYMENT PENALTIES OF AGGREGATE HOME EQUITY LOANS

Prepayment Penalty	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
Prepayment Penalty	4,715	$557,615,954.54	62.04%
No Prepayment Penalty	3,492	341,221,045.37	37.96
Total:	8,207	$898,836,999.91	100.00%

PURPOSE OF AGGREGATE HOME EQUITY LOANS

Purpose	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
Cash-out Refinance	5,911	$604,936,512.76	67.3%
Rate/ Term Refinance	1,692	215,328,585.67	23.96
Purchase	604	78,571,901.48	8.74
Total:	8,207	$898,836,999.91	100.00%